SELECTED STATEMENTS OF OPERATIONS DATA (Schedule of Research and Development Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule Of Financial Expenses Net [Abstract]
Subcontractors and consultants	$ 1,001	$ 2,228	$ 1,654
Payroll and related expenses	699	766	719
Share-based compensation expense	73	285	99
Clinical trials expenses	4,262	1,121	357
Other expenses	0	22	31
Total Research and development expenses	$ 6,035	$ 4,422	$ 2,860